CONTINGENCIES	12 Months Ended
Jun. 28, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
In connection with the sale of restaurants to franchisees and brand divestitures, we have, in certain cases, guaranteed lease payments. As of June 28, 2017 and June 29, 2016, we have outstanding lease guarantees or are secondarily liable for $69.0 million and $72.9 million, respectively. This amount represents the maximum potential liability of future payments under the guarantees. These leases have been assigned to the buyers and expire at the end of the respective lease terms, which range from fiscal 2018 through fiscal 2027. In the event of default, the indemnity and default clauses in our assignment agreements govern our ability to pursue and recover damages incurred.

In July 2017, subsequent to the end of the fiscal year, we were notified that a divested brand closed several of its properties for which we are secondarily liable.   We believe a loss has been incurred based on the likely default under the lease contracts by the divested brand.  As a result, a liability was established in fiscal 2017 based on an estimate of the obligation associated with these locations.  Our total lease obligation liability recorded in accrued liabilities on the consolidated balance sheet at the end of fiscal 2017 related to divested brands was approximately $1.5 million.  We will continue to assess the potential for further changes to our liability related to the outstanding lease guarantees and will pursue recovering any damages incurred.  We have not been informed of any other lease defaults. No other liabilities have been recorded as of June 28, 2017.
We provide letters of credit to various insurers to collateralize obligations for outstanding claims. As of June 28, 2017, we had $31.2 million in undrawn standby letters of credit outstanding. All standby letters of credit are renewable annually.
Evaluating contingencies related to litigation is a complex process involving subjective judgment on the potential outcome of future events and the ultimate resolution of litigated claims may differ from our current analysis.  Accordingly, we review the adequacy of accruals and disclosures pertaining to litigated matters each quarter in consultation with legal counsel and we assess the probability and range of possible losses associated with contingencies for potential accrual in the consolidated financial statements.
We are engaged in various legal proceedings and have certain unresolved claims pending. Reserves have been established based on our best estimates of our probable liability in certain of these matters. Based upon consultation with legal counsel, management is of the opinion that there are no matters pending or threatened which are expected to have a material adverse effect, individually or in the aggregate, on our consolidated financial condition or results of operations.